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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) April 19, 2000

                         ------------------------------


                          VERITAS SOFTWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   000-26247            77-0507675
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (I.R.S. Employer
    of incorporation)               File Number)       Identification No.)

                              1600 Plymouth Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 335-8000

                          -----------------------------
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Item 5: Other Events

                On April 19, 2000, VERITAS Software Corporation announced financial results for its first quarter ended March 31, 2000. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.



Item 7: Financial Statements and Exhibits.

        (c)     Exhibits


        99.1    Press release dated April 19, 2000.



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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 19, 2000

                             VERITAS SOFTWARE CORPORATION



                              By: /s/ Jay A. Jones
                                 ---------------------------------------------
                                    Jay A. Jones
                                    Senior Vice President,
                                    Chief Administrative Officer & Secretary





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                                  EXHIBIT INDEX



99.1    Press release of the registrant dated April 19, 2000.